EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of EnerSys on Form 10-Q for the quarterly period ended July 3, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of EnerSys.

ENERSYS

By	/s/ John D. Craig

John D. Craig Chairman, President and Chief Executive Officer

By	/s/ Michael J. Schmidtlein

Michael J. Schmidtlein Senior Vice President Finance & Chief Financial Officer

Date: August 10, 2011